                                                                    Exhibit 99.3


THIS INSTRUMENT/AGREEMENT IS SUBJECT TO AN INTERCREDITOR AGREEMENT DATED FEBRUARY 8, 2000, AMONG MMW ACQUISITION, LLC, TELAXIS COMMUNICATIONS CORPORATION AND CITIZENS BANK OF RHODE ISLAND. BY ITS ACCEPTANCE OF THIS
INSTRUMENT/AGREEMENT, THE HOLDER HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF SUCH INTERCREDITOR AGREEMENT TO THE SAME EXTENT THAT THE SELLER (AS DEFINED THEREIN) IS BOUND.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER OR OTHER DISPOSITION HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR AN EXEMPTION UNDER THE ACT AND SUCH LAWS IS AVAILABLE FOR THEIR TRANSFER OR OTHER DISPOSITION.


                              MMW ACQUISITION, LLC

                                 PROMISSORY NOTE


$1,210,000.00                                                  February 8, 2000


         MMW ACQUISITION, LLC, a Massachusetts limited liability company, (the "Company"), for value received, hereby promises to pay to TELAXIS COMMUNICATIONS CORPORATION (the "Payee") or order, the principal amount of $1,210,000.00 and to pay interest on the principal amount from time to time remaining unpaid hereon, at a rate per annum equal to 12% from the date hereof. The principal of this Note shall be payable in five equal semi-annual payments of $50,000 beginning on July 1, 2002, and on December 31, 2004, the entire balance of the principal of this Note, including accrued interest, shall be due and payable. Interest as aforesaid shall be payable semi-annually on the first days of January and July of each year during the term of this note, beginning July 1, 2000. Both the principal hereof and interest hereon are payable in immediately available funds in coin or currency of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts at such place as the Payee may from time to time designate in writing delivered to the Company; provided, however, that such payment may be made by a Company check
         --------  -------
deposited in the United States mail on the due date set forth above for such payment, postage prepaid, registered or certified mail and addressed to the Payee as set forth in the Company's records.

         The principal amount of this Note may be prepaid at any time, and from time to time, without notice, penalty or premium. All such partial prepayments shall be applied to installments of principal due on this Note in the reverse order of approaching maturities. Such partial prepayments shall not reduce or postpone the obligation to make regular installments of principal and interest hereunder as aforesaid, but may accelerate the maturity of this Note.

         No delay or omission on the part of the Payee in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

         The Company agrees to pay on demand all costs and expenses, including, without limitation reasonable attorney's fees, incurred by the Payee in endeavoring to enforce the rights of the Payee hereunder; provided, however,
                                                          --------  -------
that the Company shall not be obligated to pay such costs and expenses incurred by the Payee in wrongfully accelerating payment or otherwise wrongfully seeking to enforce its rights hereunder. The Company hereby waives demand, presentment and protest and notices thereof as well as notice of non-payment.

         Subordination
         -------------

         (a) The indebtedness evidenced by this Note shall at all times be wholly subordinate and junior in right of payment to any and all Senior Indebtedness (as defined below) in the manner and with the force and effect hereafter set forth:

             (i) In the event of any liquidation, dissolution or winding up of the Company, or of any execution sale, receivership, insolvency, bankruptcy, reorganization or other similar proceeding relating to the Company or its property, all principal and interest owing on all Senior Indebtedness shall first be paid in full before any payment is made upon the indebtedness evidenced by this Note; and in any such event any payment or distribution of any kind or character, whether in cash, property or securities (other than in securities or other evidences of indebtedness, the payment of which is subordinated, to the same extent as the indebtedness evidenced hereby, to the payment of all Senior Indebtedness which may at the time be outstanding) which shall be made upon or in respect of this Note shall be paid over to the holders of such Senior Indebtedness, pro rata, for application in payment thereof until such Senior Indebtedness shall have been paid or satisfied in full.

             (ii) (A) During the continuance of any default in any agreement pursuant to which any Senior Indebtedness is issued which arises from the failure to pay when due (whether by acceleration or otherwise) any principal of, premium, if any, interest on, fees or other amounts in respect of such Senior Indebtedness (a "Senior Payment Default"), no payment of principal or interest shall be made on this Note if either
         (1) notice in writing of such default has been given to the Company by any holder or holders of any Senior Indebtedness or (2) judicial proceedings shall be pending in respect of such default.

                  (B) During the continuance of any event of default or unmatured event of default in any agreement pursuant to which any Senior Indebtedness is issued other than a Senior Payment Default (a "Senior Non-Payment Default") as to which the

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

         Company has received notice in writing from any holder or holders of Senior Indebtedness, no payment of principal or interest shall be made on this Note for a period (each, a "Payment Blockage Period") commencing on the date of receipt by the Company of such notice and terminating on the earliest to occur of the following dates: (1) the date of acceleration of the Senior Indebtedness, (2) 180 days after the Company's receipt of such written notice, (3) the date such Senior Non-Payment Default shall have been cured or waived, or shall have ceased to exist, (4) the date the Senior Indebtedness shall have been discharged or paid in full in cash, or (5) the date such Payment Blockage Period shall have been terminated by written notice to the Company from the holder or holders of Senior Indebtedness initiating such Payment Blockage Period; after which, in the case of clauses (2),
         (3), (4) and (5), the Company shall resume making payments in respect of this Note, unless clause (ii)(A) above is then applicable.

             (iii) If this Note is declared or becomes due and payable because of the occurrence of any default hereunder under circumstances when clause (i) above shall not be applicable, the Payee shall not be entitled to payments until 120 days after such event and then only if such payment is permitted under clauses (i) and (ii) above.

         (b) The Payee shall, for the benefit of each holder of Senior Indebtedness, execute, verify, deliver and file any proof of claim, consent, assignment or other instrument which any holder of Senior Indebtedness may any at time require in order to prove and realize upon any right or claim pertaining to this Note and to effectuate the full benefit of the subordination contained herein; and upon failure of the Payee so to do any such holder of Senior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the Payee to execute, verify, deliver and file any such proof of claim, consent, assignment or other instrument.

         (c) No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or any holder of Senior Indebtedness, or by any non-compliance by the Company with any term, provision or covenant of this Note or the agreement under which it is issued, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or otherwise be charged with.

         (d) "Senior Indebtedness" means (i) all obligations of the Company to any bank or other financial institution for funded debt, in each case whether for principal, interest (including any interest that would accrue but for the filing of a petition initiating any bankruptcy, insolvency or like proceeding, whether or not such interest is an allowed claim enforceable against the debtor), fees, expenses or otherwise and (ii) all obligations of the Company under or in connection with any interest rate swap agreement or similar hedging arrangement (as amended or otherwise modified from time to time) with any bank or other financial institution for the purpose of affecting the net cost of interest payable on any loan.

         Miscellaneous
         -------------

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

         Notices hereunder shall be given as provided in the Asset Purchase Agreement of even date between the Payee and the Company.

         This Note may not be assigned or otherwise transferred in compliance with all applicable laws.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                              MMW ACQUISITION, LLC


                              By: /s/ William T. Hanley
                                  ----------------------------------------
                                  William T. Hanley, Manager and President





We agree to the subordination provisions of the foregoing Note, and agree to act in accordance with the provisions of paragraph (b) of such subordination provisions.


                                            TELAXIS COMMUNICATIONS CORPORATION

                                            By: /s/ David L. Renauld
                                                --------------------------
                                                its Vice President

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